UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 16, 2010
                Date of Report (Date of earliest event reported)

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                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)
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

                 Maryland                                      1-4141                                     13-1890974
      (State or other jurisdiction of                 (Commission file number)                         (I.R.S. Employer
      incorporation or organization)                                                                 Identification No.)
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                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 5.        Corporate Governance and Management

Item 5.02.        Departure of Directors or Certain Officers;
                  Election of Directors;
                  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                  On April 16, 2010, The Great Atlantic & Pacific Tea Company, Inc. (the "Company") and Paul Wiseman, Senior Vice
         President, Operations, mutually agreed that Mr. Wiseman will leave the Company to pursue other opportunities.

                  On April 20, 2010, the Company issued a press release announcing the appointment of Mark Kramer as Senior Vice President, Operations. A copy of the press release regarding Mr. Kramer is attached hereto as Exhibit 99.1.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 21, 2010


                            THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                            By:     /s/   Christopher W. McGarry
                            Senior Vice President, General Counsel & Secretary



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Item 9.01.    Financial Statements and Exhibits

         (c). Exhibits. The following exhibit is filed herewith:

                  Exhibit No.       Description
                  -----------       -----------


                      99.1 Press Release of The Great Atlantic & Pacific Tea Company, Inc., dated April 20, 2010




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                                  EXHIBIT INDEX


Exhibit No.       Description
----------        -----------

99.1              Press Release dated April 20, 2010